EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of FCCC, Inc. (the “Company”) for the period ended September 30, 2018 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: November 13, 2018	By:	/s/ Frederick Farrar
Frederick Farrar
Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)